UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 27, 2005

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 2 — Financial Information

Item 2.02 Results of Operation and Financial Condition.

                On April 27, 2005, QuickLogic Corporation (“QuickLogic”) issued a press release regarding QuickLogic’s financial results for the fiscal quarter ended March 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01(c) Exhibits.

        The following exhibit is furnished as a part of this report:

        99.1         Press release of QuickLogic announcing financial results for the fiscal quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

QuickLogic Corporation

/s/ Carl M. Mills
Carl M. Mills Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of QuickLogic announcing financial results for the fiscal quarter ended March 31, 2005.